UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2011

MICROMET, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-50440	52-2243564
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

6707 Democracy Boulevard, Suite 505, Bethesda, MD	20817
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (240) 752-1420

_________________________________________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Following discussion with its independent registered public accountant, Ernst & Young LLP, Micromet, Inc. (the “Company”) has determined there was a misapplication of accounting principles governing the classification and accounting for realized and unrealized foreign currency gains and losses on the Company’s Euro-denominated cash and investments in the Company’s consolidated financial statements as of and for the years ended December 31, 2009 and 2010.  These errors have no impact on any of the following items as previously reported in the Company’s consolidated financial statements for the periods ended December 31, 2009 and December 31, 2010: “Cash and cash equivalents,” “Investments,” “Total Assets,” “Total Liabilities,” “Total Stockholder Equity,” “Revenues,” “Operating Expenses” or “Loss from Operations.” On March 29, 2011, the Audit Committee of the Board of Directors of the Company, in consultation with management and following discussion with Ernst & Young LLP, determined that, as a result of these errors, the consolidated financial statements included in the Company’s Annual Reports on Form 10-K for the years ended December 31, 2009 and 2010 and the Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, June 30, September 30, 2009 and 2010 and the reports of Ernst & Young LLP on (i) the consolidated financial statements as of and for the years ended December 31, 2009 and 2010 and (ii) internal control over financial reporting as of December 31, 2010 should no longer be relied upon.

As the effect of the correction in application of accounting principle was determined by management and the Audit Committee of the Board of Directors to have a material effect on the Company’s results of operations for the years ended December 31, 2009 and 2010 (and the quarterly periods ended March 31, June 30 and September 30 within those years), the Company has determined that it will restate its consolidated financial statements to correct these errors. The Company intends to file an amendment to its Form 10-K for the year ended December 31, 2010 containing restatements of the affected financial statements as soon as practicable.

The Company estimates that the effects of the correction of the foreign currency errors will result in additional non-cash income of approximately $1.6 million, which will increase Other Income  by approximately $1.6 million (and result in an equivalent  decrease in net loss) for the year ended December 31, 2009, as well as an additional non-cash charge of approximately $5.4 million, which will increase Other Expense by approximately $5.4 million (and result in an equivalent increase in net loss) for the year ended December 31, 2010. The amounts of these misstatements have not yet been finalized, nor has Ernst & Young LLP audited this information.

While these errors have no impact on any of the following items as previously reported in the Company’s consolidated financial statements for the periods ended December 31, 2009 and December 31, 2010: “Cash and cash equivalents,” “Investments,” “Total Assets,” “Total Liabilities,” “Total Stockholder Equity,” “Revenues,” “Operating Expenses” or “Loss from Operations,” the Company’s management has initiated a review of its internal control over financial reporting and its disclosure controls and procedures.  Based on the outcome of this assessment, the Company expects to report a material weakness in the Company’s internal control over financial reporting in the amended Form 10-K, with the determination that the controls were not effective as of December 31, 2010.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 1, 2011, Mark Reisenauer, Senior Vice President and Chief Commercial Officer of the Company, notified the Company of his intent to resign from the Company, effective as of April 15, 2011.  Mr. Reisenauer plans to pursue an opportunity in Illinois, where he currently resides.  The Company currently anticipates undertaking a formal search to find a replacement for Mr. Reisenauer.

Cautionary Note Regarding Forward-Looking Statements

This current report on Form 8-K contains statements about our expectations, beliefs, plans, objectives, assumptions or future events or performance that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include statements regarding: our intention to restate our financial statements; the periods that are expected to be impacted by the restatement of our financial statements; the timing of filing of our amended Annual Report on Form 10-K for the year ended December 31, 2010; the type, extent and size of adjustments expected to be reflected in such restated financial statements; the conclusions concerning our internal control over financial reporting to be reflected in the amended Annual Report on Form 10-K for the year ended December 31, 2010; and the Company’s search for a replacement for Mr. Reisenauer. You can identify these forward-looking statements by the use of words or phrases such as “anticipate,” “estimate,” “expect,” “intend,” “should” or “will,” or the negative of these terms, or other comparable terminology, although not all forward-looking statements contain these words. Among the factors that could cause actual results to differ materially from those indicated in the forward-looking statements are the risk that we may not complete our restatements in the time period we have estimated; the risk that our Audit Committee and/or independent registered public accounting firm could reach further and different conclusions concerning matters related to our financial statements and internal control over financial accounting; and the fact that we face competition for experienced management personnel from numerous companies which may limit our ability to attract and retain a qualified chief commercial officer on acceptable terms. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we cannot guarantee future results, events or outcomes. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROMET, INC.

Date: April 4, 2011
	By:	/s/ Barclay Phillips
Name: Barclay Phillips
Title: Senior Vice President & Chief Financial Officer